UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, on August 5, 2025, VSee Health, Inc. (the “Company”) received a letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Staff had determined to deny the Company’s request to continue listing on Nasdaq and that trading in the Company’s common stock (Nasdaq: VSEE) and public warrants (Nasdaq: VSEEW) will be suspended August 28, 2025 (although as of the filing of this Current Report on Form 8-K, trading has not been suspended). The Company filed an appeal with the Nasdaq Hearings Panel (the “Panel”), and a hearing before the Panel is scheduled to be held on September 9, 2025. The Staff’s determination to deny the Company’s request to continue listing on Nasdaq was based on the Company’s non-compliance with Nasdaq Listing Rule 5250(c)(1) as a result of the Company’s failure to timely file with the Securities and Exchange Commission (the “SEC”) its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the period ended March 31, 2025. The Company received an additional notice from the Staff on August 20, 2025, because of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2025.

The Company filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2024 with the SEC on August 28, 2025 (as amended on Form 10-K/A on August 29, 2025).

On September 2, 2025, the Company received an additional notification letter (the “Letter”) from the Staff indicating that the Company is not in compliance with Nasdaq Listing Rule 5550(b)(1) (the “Equity Rule”) because the Company’s stockholders’ equity had fallen below the $2,500,000 required minimum for continued listing. The Company’s stockholders’ deficit was $18,488 as of December 31, 2024, as reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The Letter also noted that, as of August 29, 2025, the Company did not meet the alternatives of market value of listed securities or net income from continuing operations pursuant to the Equity Rule. The Letter indicated that the Panel will also consider the Company’s non-compliance with the Equity Rule in rendering its determination regarding the Company’s continued listing on Nasdaq.

The Company intends to address all deficiencies before the Panel at the scheduled hearing. While the Company pursues those processes, trading in the Company’s common stock and public warrants may be suspended, unless the Panel grants an additional extension. As a result of the suspension in trading and expected delisting, the Company expects that its common stock and public warrants will begin trading under their current trading symbols, “VSEE” and “VSEEW,” respectively, on the OTC Markets system starting on the date trading of the Company’s common stock is suspended.

There can be no assurances that the Panel will grant the Company’s request for a stay of suspension. Additionally, there can be no assurances that the Company will be able to regain compliance with the Equity Rule, that the Panel will provide a decision in the Company’s favor after the hearing or that the Company will be able meet the continued listing requirements if the Company is permitted to continue trading on Nasdaq.

If the Panel does not provide a decision in favor of the Company, Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration on Form 25 with the SEC after applicable appeal periods have lapsed. Once the Company’s common stock and public warrants are delisted, there may be a very limited market in which the Company’s common stock and public warrants are traded, the Company’s stockholders and public warrants holders may find it difficult to sell their shares of common stock and public warrants, respectively, and the trading price of the Company’s common stock and public warrants may be adversely affected.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s available options to regain compliance with the Equity Rule, resolve any deficiencies and regain compliance with Nasdaq listing rules. Forward-looking statements are statements that are not historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations, and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, that there can be no assurance that the Company will file the late periodic reports, that there can be no assurance that the Company will otherwise meet Nasdaq compliance standards, that there can be no assurance that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Company’s filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2025	VSEE HEALTH, INC.

	By:	/s/ Imoigele Aisiku
	Name:	Imoigele Aisiku
	Title:	Co-Chief Executive Officer

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